UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 20, 2023

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously disclosed, on March 20, 2023, Ashford Inc. (the “Company”), filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Original 8-K”), to announce that its subsidiary, RED Hospitality & Leisure, LLC (“RED”), a leading watersports and resort services company, acquired privately held Alii Nui and Maui Dive Shop (“Alii Nui”), Maui’s premier luxury catamaran and diving operation. RED completed the transaction to acquire Alii Nui on March 17, 2023 for a total purchase price of $11.0 million, which consisted of $8.0 million in cash (subject to certain adjustments), $1.0 million of contingent consideration and 80,000 preferred units issued by RED issued at $25 per unit for a total liquidation value of $2.0 million.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Audited Statement of Assets Acquired and Liabilities Assumed as of March 17, 2023

The Company is filing this Amendment to the Original 8-K solely to provide an audited Statement of Assets Acquired and Liabilities Assumed of Alii Nui as of the closing date March 17, 2023, which was excluded from the Original 8-K in reliance on the instructions to such item. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original 8-K. The revenue, earnings and assets associated with this transaction are not significant to the Company’s historical consolidated financial statements.

(d) Exhibits

Exhibit No.        Description
23.1    Consent of BDO USA, LLP, independent auditors.
99.1    Audited Statement of Assets Acquired and Liabilities Assumed as of March 17, 2023.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 1, 2023

ASHFORD INC.

By:	/s/ ALEX ROSE
Alex Rose
Executive Vice President, General Counsel & Secretary

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